EXHIBIT (k)(1)(c)

SCHEDULE B

(Dated: September 27, 2024)

THIS SCHEDULE B is Schedule B to that certain Transfer Agency and Shareholder Services Agreement dated as of September 1, 2016, between BNY Mellon Investment Servicing (US) Inc. and the following Funds, individually and separately, but not jointly.

EATON VANCE GROWTH TRUST
Eaton Vance Atlanta Capital Focused Growth Fund
Eaton Vance Atlanta Capital Select Equity Fund
Eaton Vance Atlanta Capital SMID-Cap Fund
Eaton Vance Focused Growth Opportunities Fund
Eaton Vance Focused Value Opportunities Fund
Eaton Vance Greater China Growth Fund
Eaton Vance International Small-Cap Fund
Eaton Vance Richard Bernstein All Asset Strategy Fund
Eaton Vance Richard Bernstein Equity Strategy Fund
Eaton Vance Worldwide Health Sciences Fund

EATON VANCE INVESTMENT TRUST
Eaton Vance National Ultra-Short Municipal Income Fund
Eaton Vance National Limited Maturity Municipal Income Fund
Eaton Vance New York Municipal Opportunities Fund
Eaton Vance Short Duration Municipal Opportunities Fund

EATON VANCE MUNICIPALS TRUST
Eaton Vance Arizona Municipal Income Fund
Eaton Vance California Municipal Opportunities Fund
Eaton Vance Connecticut Municipal Income Fund
Eaton Vance Georgia Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund
Eaton Vance Massachusetts Municipal Income Fund
Eaton Vance Minnesota Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund
Eaton Vance Municipal Opportunities Fund
Eaton Vance National Municipal Income Fund
Eaton Vance New Jersey Municipal Income Fund
Eaton Vance New York Municipal Income Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Ohio Municipal Income Fund
Eaton Vance Oregon Municipal Income Fund
Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance South Carolina Municipal Income Fund
Eaton Vance Virginia Municipal Income Fund

EATON VANCE MUNICIPALS TRUST II
Eaton Vance High Yield Municipal Income Fund
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund
Parametric TABS Intermediate-Term Municipal Bond Fund
Parametric TABS Short-Term Municipal Bond Fund

EATON VANCE MUTUAL FUNDS TRUST
Eaton Vance AMT-Free Municipal Income Fund
Eaton Vance Emerging and Frontier Countries Equity Fund
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate Fund
Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Global Income Builder Fund
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Global Sovereign Opportunities Fund (formerly Eaton Vance Global Bond Fund)
Eaton Vance Government Opportunities Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance Multi-Asset Credit Fund
Eaton Vance Short Duration Government Income Fund
Eaton Vance Short Duration High Income Fund
Eaton Vance Strategic Income Fund (formerly Eaton Vance Short Duration Strategic Income Fund)
Eaton Vance Stock Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Tax-Managed Value Fund
Eaton Vance Total Return Bond Fund
Parametric Commodity Strategy Fund
Parametric Dividend Income Fund
Parametric Emerging Markets Fund
Parametric International Equity Fund
Parametric Tax-Managed International Equity Fund
Parametric Volatility Risk Premium – Defensive Fund

EATON VANCE SERIES FUND, INC.
Eaton Vance Emerging Markets Debt Opportunities Fund

EATON VANCE SERIES TRUST
Eaton Vance Tax-Managed Growth Fund 1.0

EATON VANCE SERIES TRUST II
Eaton Vance Income Fund of Boston
Parametric Tax-Managed Emerging Markets Fund

EATON VANCE SPECIAL INVESTMENT TRUST
Eaton Vance Balanced Fund
Eaton Vance Core Bond Fund
Eaton Vance Dividend Builder Fund
Eaton Vance Greater India Fund
Eaton Vance Growth Fund
Eaton Vance Large-Cap Value Fund
Eaton Vance Short Duration Inflation-Protected Income Fund
Eaton Vance Small-Cap Fund

INTERVAL FUND
Eaton Vance Floating-Rate Opportunities Fund

PORTFOLIOS
Core Bond Portfolio
Eaton Vance Floating-Rate Portfolio
Emerging Markets Local Income Portfolio
Global Macro Absolute Return Advantage Portfolio
Global Macro Capital Opportunities Portfolio
Global Macro Portfolio
Global Opportunities Portfolio
Greater India Portfolio
High Income Opportunities Portfolio
International Income Portfolio
Senior Debt Portfolio
Short Duration Inflation-Protected Income Fund
Stock Portfolio
Tax-Managed Growth Portfolio
Tax-Managed International Equity Portfolio
Tax-Managed Multi-Cap Growth Portfolio
Tax-Managed Small-Cap Portfolio
Tax-Managed Value Portfolio